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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-A



               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                        PURSUANT TO SECTION 12(b) OR (g)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                          ETC TRANSACTION CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




            Alberta, Canada                             75-2578619
        (State of Incorporation          (I.R.S. Employer Identification number)
            or Organization)


      5025 Arapaho Road, Suite 515
             Dallas, Texas                                    75248
(Address of principal executive offices)                    (Zip Code)


      Registrant's telephone number, including area code:  (972) 980-0900


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:




        Title of Each Class                        Name of Each Exchange on Which
        to be so Registered                        Each Class is to be Registered
             None                                          Not Applicable


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                    Common Stock, $.001 par value per share
                                (Title of Class)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

       The securities to be registered are the Registrant's Common Stock, $.001 par value per share. Such securities are described under the caption "Description of Securities" in the Prospectus filed as part of the Registrant's Registration Statement on Form S-4 (File No. 333-07069). Such description is hereby incorporated herein by reference as permitted by Rule 12b-23.

ITEM 2. EXHIBITS.

       The following exhibits are filed, or incorporated by reference, as part of this Registration Statement:

       1.* Registration Statement on Form S-4, as amended (File No. 333-07069), originally filed on June 28, 1996 and subsequently amended on September 13, 1996, November 12, 1996, December 26, 1996 and January 6, 1997.

       2.*    Certificate of Incorporation of the Registrant.  Filed as Exhibit
              3.4 to the Registration Statement.

       3.* Bylaws of the Registrant. Filed as Exhibit 3.5 to the Registration Statement.

       4.* Specimen certificate of Common Stock to be registered hereunder. Filed as Exhibit 4.1 to the Registration Statement.


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*Incorporated by reference as permitted by Rule 12b-32.



                                   SIGNATURE

       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                           ETC TRANSACTION CORPORATION
                                                   (Registrant)


Dated: February 12, 1997                   By: /s/ L. Cade Havard
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                                                L. Cade Havard
                                                Chairman of the Board
                                                Chief Executive Officer

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